Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
NOTE 25.	Subsequent Events

On February 15, 2013, the Bank entered into a purchase and sale agreement (the “Agreement”) with Meredith Village Savings Bank (“Seller”), pursuant to which the Bank will acquire all of the shares of common stock of Charter Holding Corp. (“Charter”) held by Seller for a total purchase price of $6.2 million in cash or its equivalent.

As of the date hereof, each of the Bank and Seller own 50% of Charter’s outstanding shares of common stock. Upon completion of the transaction the Bank will own all of the outstanding shares of Charter and Charter will become a wholly owned subsidiary of the Bank.

Completion of the transaction is subject to closing conditions, including the receipt of all regulatory approvals by the Bank and the satisfactory completion of purchase accounting valuations by an independent third party. On March 21, 2013, the Bank and the Seller entered into an amendment to the Agreement providing for the extension of closing date until all necessary regulatory approvals are received.

In connection with the assumption of TNB Preferred Stock, on March 20, 2013, the Company entered into the First Amendment to the Purchase Agreement with Treasury, pursuant to which the Company issued an additional 3,000 shares of its Series B Preferred Stock to Treasury in exchange for the cancellation of the TNB Preferred Stock.